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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12 (b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              deCODE genetics, Inc.
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             (Exact name of registrant as specified in its charter)

                 Delaware                                   04-3326704
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(State of incorporation or organization)                 (I.R.S. Employer
                                                        Identification No.)

Lynghals 1, Reykjavik, Iceland                               IS-110
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(Address of principal executive offices)                   (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box [X]

Securities Act registration statement file number to which this form relates:
333-31984 (if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

        Title of each class                   Name of each exchange on
        to be so registered                   which class is to be registered

None.
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Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.001 par value
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                                (Title of class)

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                                (Title of class)
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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the Registrant's Common Stock contained in "Description of Securities -- Common Stock" in Amendment No. 2 to Registrant's Registration Statement on Form S-1, No. 333-31984, filed June 1, 2000, is incorporated herein by reference.


ITEM 2.  EXHIBITS

Exhibit
Number            Description
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   3.1        Amended and Restated Certificate of Incorporation (Incorporated by
                reference to exhibits 3.1 and 3.3 to Amendment No. 2 to Registrant's Registration Statement on Form S-1, No. 333-31984, filed June 1, 2000)

   3.2        Bylaws (Incorporated by reference to exhibit 3.2 to Amendment No.
                2 to Registrant's Registration Statement on Form S-1, No. 333-31984, filed June 1, 2000)

   4.1        Specimen Common Stock Certificate (Incorporated by reference to exhibit 4.1 to Amendment No. 2 to Registrant's Registration Statement on Form S-1, No. 333-31984, filed June 1, 2000)
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date:   June 9, 2000                                  deCODE genetics, Inc.
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                                                      By:  /s/ Kari Stefansson
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